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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 31, 2004.


                             BLUE RIDGE ENERGY, INC.
             (Exact name of registrant as specified in its chapter)


            Nevada                       0-277443                 61-1306702
            ------                       --------                 ----------
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)                File Number)         Identification No.)

            10777 Westheimer Rd., Suite 170
                    Houston, Texas                                 77042
                    --------------                                 -----
       (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code   (832) 358-3900
                                                     --------------


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure set forth under Item 3.02 (Unregistered Sales of Equity Securities) is hereby incorporated by reference into this Item 1.01.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On December 31, 2004, Blue Ridge Energy, Inc. (the "Company") completed an offering (the "Offering") of 12,500,000 units (each a "Unit") outside the United States to eligible sophisticated investors pursuant to Regulation S at a purchase price of $0.20 per Unit. The total offering proceeds were $2,500,000. The Company also issued 1,250,000 Units in aggregate as finders' fees to two individuals outside the United States pursuant to Regulation S.

Each Unit consisted of one share of common stock of the Company, one non-transferable warrant (each a "Warrant") to acquire one share of common stock of the Company at a purchase price of $0.50 per share (each a "Warrant Share") and one non-transferable piggyback warrant (each a "Piggyback Warrant") to acquire one additional share of common stock of the Company at a purchase price of $1.00 per share, only if the Warrants have first been fully exercised.

The proceeds of the Offering, as well as any proceeds from the exercise of the Warrants, will be used for working capital and general corporate purposes, including the generation of prospects and purchase of leases.

On April 28, 2005, the Company and all of the investors in the Offering as well as the two finders (the "Investors") entered into a letter agreement (the "Letter Agreement") having an effective date of December 31, 2004, whereby all of the Investors agreed to surrender for cancellation all of the Piggyback Warrants received in the Offering in order to prevent dilution and to help attract investors for future possible financings. In addition, the Company and Investors agreed to correct a discrepancy between the subscription agreements and the warrant certificates to confirm that the exercise period of the Warrants is from December 31, 2004 to December 31, 2005, instead of May 17, 2004 to May 17, 2005 as set out in the subscription agreements.

A copy of the Letter Agreement is attached hereto as Exhibit 10.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

---------------- --------------------------------------------------------------
Exhibit No.      Description
---------------- --------------------------------------------------------------
Exhibit 10.1     Letter Agreement between the Company and the Investors, dated
                 April 26, 2005.
---------------- --------------------------------------------------------------


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   May 11, 2005

                               BLUE RIDGE ENERGY, INC.


                               By: /s/ Greg Shea
                                   -----------------------------------
                                   Name: Gregory B. Shea
                                   Title:  Senior VP - Operations and Director



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                                  EXHIBIT INDEX

--------------- ---------------------------------------------- -----------------
Number          Exhibit                                        Sequential Page
                                                                    Number
--------------- ---------------------------------------------- -----------------
Exhibit 10.1    Letter Agreement between the Company and the          5
                Investors, dated April 26, 2005.
--------------- ---------------------------------------------- -----------------